UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 30, 2023

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FDCT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

December 07, 2023, FDCTech, Inc. (“FDC” or the “Company,” OTCQB: FDCT), a fintech-driven company specializing in buying and integrating small to mid-size legacy financial services companies, today announced that the Company’s Directors have approved the shareholders’ actions (“Actions”) from holders of approximately 89.01% of the 333,584,729 shares of Company stock issued and outstanding.

The Company updated the acquisition date to November 30, 2023, for full ownership of Alchemy Prime Ltd. (Alchemy UK) and the remaining 49.90% stake in Alchemy Markets Ltd. (Alchemy Malta) for 1,800,000 Series B Preferred Stock, valued at $1.41. The Company will receive $2,500,000 in direct investment from Alchemy Prime Holdings Shareholder for Series A Preferred, valued at $1.00 per share. The Company will receive $5,500,000 in direct investment from Alchemy Prime Holdings Shareholder for Common Stock valued at $0.11 per share.

The foregoing description of the Definitive Agreement with Alchemy Group does not purport to be complete. It is qualified in its entirety by reference to the full text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On December 07, 2023, the Company issued a press release announcing the Definitive Agreement with Alchemy Group. We have furnished a copy of the press release as Exhibit 99.1 hereto, which is incorporated into Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Definitive Agreement dated November 30, 2023.

99.1	Press release dated December 07, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

December 07, 2023	By:	/s/ Imran Firoz
Date		Imran Firoz
Chief Financial Officer
(Principal Executive Officer)

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